1© 2023 COMSTOCK | NYSE American: LODE Comstock Inc Corporate Presentation NYSE American: LODE Sidoti Micro-Cap Conference August 16, 2023

2© 2023 COMSTOCK | NYSE American: LODE Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS August 15, 2023

3© 2023 COMSTOCK | NYSE American: LODE | PROFITABLY TARGETING NET ZERO Accelerating Commercialization of Decarbonizing Technologies Capable of Exponential Profit Growth üLow-Carbon Cellulosic Fuels üElectrification Product Recycling üSustainable Mining üStrategic Investment Portfolio August 15, 2023

# LEADING TECHNOLOGY FOR THE ENERGY TRANSITION

## Low-Carbon Cellulosic Fuels

comstock FUELS

> Connecting existing fuel producers to abundant lignocellulosic feedstock sources

> Over 100 gallons of fuel per tonne of woody biomass

> Bioleum™ is feedstock for existing renewable fuel refineries

> Bioleum™ fuels demonstrate CI scores in the low 20s

## Electrification Product Recycling

comstock METALS

> Reliable, technology-driven, photovoltaic panel recycling solution

> Cost-competitive alternative to landfill disposal

> Prevents potential soil and water supply contamination

> Upfront disposal fee revenue model

> Recovers valuable electrification metals

## Sustainable Mining

comstock MINING

> Twelve square mile mineral estate: 6.5 miles of strike length over the historic Comstock and Silver City lodes

> Using high precision data, space-based hyperspectral sensors, and AI analytics to increase strike rates, reduce costs, and make mineral exploration more sustainable

## Strategic Investment Portfolio

> GenMat

*Physics-based generative artificial intelligence for Materials Science*

genmat

> Green Li-ion

*Leading technology for re-manufacturing of spent energy storage material*

green Li-ion

> Nevada Real Estate

*Northern Nevada mixed-use real estate and water rights portfolio, including Qualified Opportunity Zone investments*

SIERRA SPRINGS OPPORTUNITY FUND

© 2023 COMSTOCK | NYSE American: LODE August 15, 2023 4

# COMPANY SNAPSHOT

| | |
|---|---|
| Legal Name: | **Comstock Inc.** |
| Company Website: | **https://comstock.inc** |
| Corporate Domicile: | **Nevada** |
| Year Incorporated: | **2008** |
| | |
| Ticker: | **LODE** |
| Exchange: | **NYSE American** |
| Shares Outstanding: | **109,862,893**<br>**(as of August 8, 2023)** |
| | |
| Full Time Employees: | **34** |
| Headquarters: | **Virginia City, Nevada** |
| Other Locations: | **Wausau, Wisconsin**<br>**Silver Springs, Nevada**<br>**Jejuri, India** |

# EXECUTIVE OFFICERS



**Corrado De Gasperis**
Director, Executive Chairman & Chief Executive Officer



**William McCarthy**
Chief Operating Officer



**Kevin Kreisler**
Director & Chief Technology Officer



**Fortunato Villamagna, PhD**
President, Comstock Metals



**David Winsness**
President, Comstock Fuels



**Rahul Bobbili**
Chief Engineer, Comstock Fuels

# INDEPENDENT DIRECTORS



**William J. Nance**
Independent Director
Chair: Nominating, Executive, & Strategic Planning
Member: Audit & Finance
Compensation & Organization



**Leo M. Drozdoff**
Independent Director
Chair: Compensation & Organization
Member: Nominating, Executive, & Strategic Planning
Environmental & Social



**Walter "Del" A. Marting, Jr.**
Independent Director
Chair: Audit & Finance
Member: Nominating, Executive, & Strategic Planning



**Kristin M. Slanina**
Independent Director
Member: Compensation & Organization
Audit & Finance
Environmental & Social



**Mayagüez "Güez" J. Salinas, PhD**
Independent Director
Member: Environmental & Social

© 2023 COMSTOCK | NYSE American: LODE *August 15, 2023*

Profiles of executive officers and independent directors available in the Leadership & Governance section of our website at https://comstock.inc/investors/leadership-governance/

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6© 2023 COMSTOCK | NYSE American: LODE

7© 2023 COMSTOCK | NYSE American: LODE LOW-CARBON FUELS ARE NECESSARY TO REDUCE TRANSPORTATION EMISSIONS IN THE SHORT TERM 1.5 trillion gallons of liquid transportation fuels are consumed globally each year1 3 billion gallons of advanced biofuels are produced by hydro-processing fats in the US each year2 2x in 2 years expected growth of advanced biofuel hydro-processing capacity in the US from 2023-20253 Company Estimates 1 - https://www.eia.gov/outlooks/steo/data/browser/ - /?v=30 2 - https://www.eia.gov/biofuels/renewable/capacity/ 3 - https://www.eia.gov/todayinenergy/detail.php?id=55399 Sources: August 15, 2023

8© 2023 COMSTOCK | NYSE American: LODE WE CONNECT EXISTING FUEL PRODUCERS TO ABUNDANT LIGNOCELLULOSIC FEEDSTOCK SOURCES • Over 100 gallons of fuel per tonne of woody biomass1 • Bioleum™ is feedstock for existing renewable fuel refineries2 • Bioleum™ fuels demonstrate CI scores in the low 20s3 Short-Cycle Biofuels • Sustainable Aviation Fuel • Renewable Diesel • Cellulosic Ethanol Company Estimates 1 – Over 100 gallons of fuel on a gasoline gallon equivalent basis based on Company estimates.. 2 – Hydro deoxygenated Bioleum Oil (HBO) is the form of Bioleum intermediate suitable for use in existing hydro-processing refineries. 3 – Company estimates based on a custom GREET model prepared for the company by a third-party expert. https://ComstockFuels.com Source: August 15, 2023

# MILESTONES - FUELS

comstock
FUELS

## Complete

- *Demonstrated production of cellulosic ethanol*
- *Demonstrated production of Crude Bioleum™, a unique combination of hydrocarbons*
- *Demonstrated production of Bioleum™ Oil and conversion into liquid renewable fuels*
- *Completed a GREET CI score model with a third-party expert demonstrating CI scores in the low 20s for Bioleum™ fuels*
- *Completed FEL-1 engineering for a commercial-scale Bioleum production facility*

## Upcoming

- *Demonstrate Hydro-deoxygenated Bioleum Oil (HBO) production at pilot scale and confirm fuel yields*
- *Publication of Bioleum techno-economic analysis utilizing waste-wood feedstock*
- *Publication of Bioleum techno-economic analysis utilizing Kraft lignin feedstock*
- *Announcement of first HBO offtake agreement*
- *Kickoff of feasibility study for first commercial-scale Bioleum production facility*

© 2023 COMSTOCK | NYSE American: LODE *August 15, 2023*

Source: Company Estimates

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10© 2023 COMSTOCK | NYSE American: LODE

11© 2023 COMSTOCK | NYSE American: LODE 230 MILLION CUBIC FEET OF SOLAR PANELS ARE DEPLOYED IN THE UNITED STATES TODAY: 51,000 18-WHEEL TRUCK LOADS The Problem: • 9 out of 10 discarded photovoltaic (PV) panels go to landfills • Photovoltaic panels have potential to release toxic materials into our soil and water supply Our Solution: • Reliable, technology-driven, recycling solution • Cost-competitive alternative to landfill disposal Source: Company EstimatesAugust 15, 2023

12© 2023 COMSTOCK | NYSE American: LODE OUR PROPRIETARY DELAMINATION PROCESS IS COST COMPETITIVE WITH LANDFILL DISPOSAL OF PV PANELS Upfront disposal fee revenue model Source: Company EstimatesAugust 15, 2023 https://ComstockMetals.com comstock
METALS

# MILESTONES - METALS

**Complete**

- *Commenced work on Project Vega – our first commercial scale photovoltaic panel recycling facility*
- *Project Vega facility selected, and lease executed*
- *Project Vega permit applications submitted*
- *Project Vega vendor equipment testing complete and equipment orders placed*

**Upcoming**

- *Project Vega site preparations complete and equipment delivered*
- *Publication of Comstock Metals PV recycling techno-economic analysis*
- *Project Vega permits received and commissioning complete*
- *Project Vega grand opening*

© 2023 COMSTOCK | NYSE American: LODE *August 15, 2023* Source: Company Estimates 13

14© 2023 COMSTOCK | NYSE American: LODE

15© 2023 COMSTOCK | NYSE American: LODE COMSTOCK GOLD AND SILVER RESOURCES 1 - Differences may occur due to rounding 2 - Dayton Resource 293,000 oz gold M&I, 100% owned. 3 - Lucerne Resource 312,000 oz gold M&I from report by Respec (MDA) March 16, 2022. 4 - The Company does not treat the Lucerne estimate as a current estimate of resources. DAYTON ESTIMATED IN-SITU MINERAL RESOURCES AS OF NOVEMBER 1, 2022 (0.007 OPT AU CUT-OFF) Tons Au (opt) Ag (opt) Contained1 Au (oz) Ag (oz) Measured 2,650,000 0.030 0.252 80,000 670,000 Indicated 7,620,000 0.028 0.190 213,000 1,450,000 Measured and Indicated 10,270,000 0.029 0.206 293,0002 2,120,000 Inferred 3,740,000 0.024 0.129 90,000 480,000 3 4 August 15, 2023

# DEVELOPMENT PLANS



## Expanded Resource Development

- Expand the resource to over 2 million ounces of gold[1]
- Leverage 100% owned, leased, permitted and royalty generating silver and gold resources in the historic, world-class Comstock Lode

## High Precision Data and AI Analytics

- Hyperspectral imager enables high precision prospecting of a target site location
- Uses Quantum Probabilistic Algorithms

## Sustainable Mineral Discovery

- Increase certainty in mineral discovery targets
- Reduce costs of traditional drill programs, with ground penetrating scans and analytics
- Increase discernment for categorizing measured, indicated, and inferred mineral resources.

Sources: Company Estimates
1 – based on Company estimates of possible quantifiable resources located within the Company's current holdings

© 2023 COMSTOCK | NYSE American: LODE August 15, 2023
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# MILESTONES - MINING

comstock MINING

## Complete

- *Executed a revenue generating lease with Mackay Precious Metals Inc. ("Mackay"), resulting in $2+ million in 2023 cash revenues, and advancing mineral exploration in our northernmost mining claims (the "Northern Targets")*
- *Advanced our planning with GenMat for developing and expanding the next-generation geostatistical digital model of the Dayton resource in preparation of the launch of space-based hyperspectral imager later this year.*

## Upcoming

- *Launch and commissioning of the GenMat hyperspectral imaging satellite and processing infrastructure.*
- *Development of the next-generation geostatistical digital model of the Dayton resource.*
- *Integration of hyperspectral imager data into next-generation geostatistical digital model of the Dayton resource.*

© 2023 COMSTOCK | NYSE American: LODE August 15, 2023

Source: Company Estimates

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# STRATEGIC INVESTMENTS

comstock

genmat

*GenMat is building physics-based artificial general intelligence to transform materials science in every industry*[1]

Recent Traction

*- Commercialized an enterprise-oriented API and other physics-based artificial intelligences solutions to early adopter enterprise clients.*

*- Received regulatory approval for launch of space-based hyperspectral sensor*

Next Milestones

*- Elevate new material simulation to TRL 6.*

*- Launch and make operational a space-based hyperspectral imaging sensor for mineral discovery applications.*

green LI-ION energy reborn

*Leading technology for re-manufacturing of spent energy storage material*[2]

Recent Traction

*- Completed oversubscribed series pre-B funding round, valuing the company at $175.9 million*

*- Shipping/commissioning of Serial #1 to first customer in the United States*

Next Milestones

*- Sale of remaining shares held by Comstock*

SIERRA SPRINGS OPPORTUNITY FUND

*Mixed use real estate development projects in northern Nevada*

Recent Traction

*- Recent high-profile transactions including*
  *- Microsoft: 167 acres, data center*
  *- Circle-K: 30 acres, truck stop*

Next Milestones

*- Sale of assets directly held by Comstock: 258 Acres and 250 acre feet of water rights*

*- Sale of Comstock's shares in the Sierra Springs Opportunity Fund (SSOF)*

*- Repayment to Comstock of outstanding loans made to SSOF*

1- https://genmat.xyz/
2 - https://www.greenli-ion.com/

© 2023 COMSTOCK | NYSE American: LODE *August 15, 2023*

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19© 2023 COMSTOCK | NYSE American: LODE MILESTONES Complete Comstock Fuels • Demonstrated production of renewable fuels from cellulosic feedstocks using our proprietary technologies • Completed a GREET CI score model with a third-party expert demonstrating CI scores in the low 20s for Bioleum™ fuels • Completed FEL-1 engineering for a commercial-scale Bioleum production facility Comstock Metals • Project Vega facility selected, and lease executed • Project Vega permit applications submitted • Project Vega equipment testing complete and equipment orders placed Comstock Mining • Executed a revenue generating lease with Mackay Precious Metals Inc. (“Mackay”), resulting in $2+ million in 2023 cash revenues, and advancing mineral exploration in our northernmost mining claims (the “Northern Targets”) • Advanced our planning with GenMat for developing and expanding the next-generation geostatistical digital model of the Dayton resource in preparation of the launch of space-based hyperspectral imager later this year. Strategic Investments • Sold LINICO facility for $27+ million delivering non-dilutive proceeds of over $15 million in cash • Agreed to sell 4% of Green Li-ion Pte. Ltd. preferred shares for $0.8 million Comstock Fuels • Demonstrate Hydro-deoxygenated Bioleum Oil (HBO) production at pilot scale and confirm fuel yields • Publication of Bioleum techno-economic analysis utilizing waste-wood feedstock • Publication of Bioleum techno-economic analysis utilizing Kraft lignin feedstock • Announcement of first HBO offtake agreement • Kickoff of feasibility study for first commercial-scale Bioleum production facility Comstock Metals • Project Vega site preparations complete and equipment delivered • Project Vega permits received • Project Vega commissioning complete • Project Vega grand opening Comstock Mining • Launch of the GenMat hyperspectral imager on SpaceX Falcon. • Development of the next-generation geostatistical digital model of the Dayton resource. • Integration of hyperspectral imager data into next-generation geostatistical digital model of the Dayton resource. Strategic Investments • Realization of over $20mm of proceeds from Nevada Real Estate holdings • Realization of over $20mm of proceeds from Green Li-ion holdings Upcoming Source: Company EstimatesAugust 15, 2023

20© 2023 COMSTOCK | NYSE American: LODE THANK YOU Comstock Inc. https://comstock.inc P.O. Box 1118 Virginia City, NY Investor Relations Will Maze R.B. Milestone Group ir@comstockinc.com (203) 487-2759